UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): May 31, 2007

CWHEQ Home Equity Loan Trust, Series 2007-D
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-139891-01

CWHEQ, INC.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-139891

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	87-0698310
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

4500 Park Granada
Calabasas, California	91302
(Address of Principal Executive Offices of the Depositor)	(Zip Code)

The depositor’s telephone number, including area code (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.

Item 8.01. Other Events.

Description of the Notes and the Mortgage Pool*

CWHEQ, Inc. (the “Company”) entered into a Sale and Servicing Agreement dated as of May 31, 2007 (the “Sale and Servicing Agreement”), by and among CWHEQ Revolving Home Equity Loan Trust, Series 2007-D (the “Trust”), Countrywide Home Loans, Inc. (“CHL”), as sponsor and as master servicer, and The Bank of New York, as indenture trustee (the “Indenture Trustee”), relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2007-D (the “Notes”).  The Sale and Servicing Agreement is annexed hereto as Exhibit 99.1.

The Company, CHL, and Park Monaco Inc. (“Park Monaco”) as a seller, entered into a Mortgage Loan Purchase Agreement, dated as of May 31, 2007 (the “Purchase Agreement”), providing for the purchase and sale of the Mortgage Loans to be delivered pursuant to the Sale and Servicing Agreement.  The Purchase Agreement is annexed hereto as Exhibit 99.2.

The Trust and the Indenture Trustee entered into an Indenture, dated as of May 31, 2007 (the “Indenture”), providing for the issuance of the Notes.  The Indenture is annexed hereto as Exhibit 99.3.

Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and the Company entered into a Trust Agreement, dated as of May 30, 2007 (the “Trust Agreement”), providing for the creation of the Trust.  The Trust Agreement is annexed hereto as Exhibit 99.4.

The Trust, CHL, and the Indenture Trustee entered into an Administration Agreement, dated as of May 31, 2007 (the “Administration Agreement”), providing for the appointment of the administrator to perform certain duties described in the Administration Agreement.  The Administration Agreement is annexed hereto as Exhibit 99.5.

The Trust, CHL, the Indenture Trustee, and Treasury Bank, a Division of Countrywide Bank, F.S.B., (“Treasury Bank”) as Custodian for the Indenture Trustee and as Custodian for the Trust entered into a Custodial Agreement, dated as of May 31, 2007 (the “Custodial Agreement”), providing for the delivery and retention of the Mortgage files.  The Custodial Agreement in annexed hereto as Exhibit 99.6.

Assured Guaranty Corp. issued an insurance policy, dated May 31, 2007 (the “Insurance Policy”), providing for the guarantee of certain payments with respect to the Notes upon certain conditions.  The Insurance Policy is annexed hereto as Exhibit 99.7.

*
Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated May 2, 2007 and the Prospectus Supplement dated May 30, 2007 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2007-D (the “Prospectus”).

CHL entered into a Cap Contract Administration Agreement (the “Cap Contract Administration Agreement”), dated as of May 31, 2007, by and among CHL, the Trust, and The Bank of New York, as Cap Contract Administrator (in such capacity, the “Cap Contract Administrator”) and as Indenture Trustee,  under the Indenture.  The Cap Contract Administration Agreement is annexed hereto as Exhibit 99.8.

 CHL entered into an Assignment Agreement (the “Cap Contract Assignment Agreement”), dated as of May 31, 2007, by and among, CHL, the Cap Contract Administrator and Swiss Re Financial Products Corporation, as counterparty (the “Counterparty”), pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Cap Contract (as defined below) to the Cap Contract Administrator.  The Cap Contract Assignment Agreement is annexed hereto as Exhibit 99.9.

CHL entered into an interest rate cap contract (the “Cap Contract”), dated as of May 31, 2007, as evidenced by a Confirmation between CHL and the Counterparty (“Confirmation”).  The Confirmation is annexed hereto as Exhibit I to the Cap Contract Assignment Agreement.

The Company entered into an Item 1115 Agreement (the “Item 1115 Agreement”), dated as of January 26, 2006, by and among the Company, as depositor, CHL, CWALT, Inc., CWMBS, Inc., CWABS, Inc. and the Counterparty.  The Item 1115 Agreement is annexed hereto as Exhibit 99.10.

Section 9.

Item 9.01. Financial Statements, Pro Forma Financial

Information And Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Exhibits:

99.1	The Sale and Servicing Agreement, dated as of May 31, 2007, by and among the Trust, CHL and the Indenture Trustee.

99.2	The Purchase Agreement, dated as of May 31, 2007, by and between the Company, CHL and Park Monaco.

99.3	The Indenture, dated as of May 31, 2007, by and between the Trust and the Indenture Trustee.

99.4	The Trust Agreement, dated as of May 30, 2007, by and among Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and the Company.

99.5	The Administration Agreement, dated as of May 31, 2007, by and among the Trust, CHL, and the Indenture Trustee.

99.6	The Custodial Agreement, dated as of May 31, 2007, by and among the Trust, CHL, the Indenture Trustee, and Treasury Bank.

99.7	The Insurance Policy, dated as of May 31, 2007, issued by Assured Guaranty Corp.

99.8	The Cap Contract Administration Agreement.

99.9	The Cap Contract Assignment Agreement.

I.           Confirmation.

99.10	Item 1115 Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWHEQ, INC.

	By:	/s/ Darren Bigby
Name: Darren Bigby
Title: Vice President
Dated: June 15, 2007

EXHIBIT INDEX

Exhibit                      Description

99.1	The Sale and Servicing Agreement, dated as of May 31, 2007, by and among the Trust, CHL and the Indenture Trustee.

99.2	The Purchase Agreement, dated as of May 31, 2007, by and between the Company, CHL and Park Monaco.

99.3	The Indenture, dated as of May 31, 2007, by and between the Trust and the Indenture Trustee.

99.4	The Trust Agreement, dated as of May 30, 2007, by and among Wilmington TrustCompany, as owner trustee (the “Owner Trustee”) and the Company.

99.5	The Administration Agreement, dated as of May 31, 2007, by and among the Trust,CHL, and the Indenture Trustee.

99.6	The Custodial Agreement, dated as of May 31, 2007, by and among the Trust, CHL, theIndenture Trustee, and Treasury Bank.

99.7	The Insurance Policy, dated as of May 31, 2007, issued by Assured Guaranty Corp.

99.8	The Cap Contract Administration Agreement.

99.9	The Cap Contract Assignment Agreement.

I.           Confirmation.

99.10	Item 1115 Agreement.